Receivables and Other Current Assets (Tables)	12 Months Ended
Dec. 31, 2017
Deferred Costs Capitalized Prepaid Expense and Other Assets, Current [Abstract]
Receivables and other current assets [ Table Text Block]
18. RECEIVABLES AND OTHER CURRENT ASSETS

Receivables and other current assets consisted of the following:

As at	December 31	December 31
millions of Canadian dollars	2017	2016
Customer accounts receivable – billed	$805	$715
Customer accounts receivable – unbilled	278	270
Allowance for doubtful accounts	(12)	(13)
Other receivables	70	42
Capitalized transportation capacity (1)	89	190
Prepaid expenses	59	57
Due from related parties	5	16
Net investment in direct financing lease	8	8
Income tax receivable	24	33
Other	-	5
	$1,326	$1,323
(1) Capitalized transportation capacity represents the value of transportation/storage received by EES on asset management agreements at the inception of the contracts. The asset is amortized over the term of each contract.